
New York - Presbyterian /
Hudson Valley Hospital
Streetscape Treatment
Shuttle Stop
Pedestrian Overpass
Crompond Road
Medical Office
Second Level Amenity Courtyard
Retail (Multi-Family Residential Above)
Multi-Family Residential
On-Grade Covered Parking (Below Buildings)
Retail
Hamlet Green
Second Level Amenity Courtyard
Multi-Family Residential
Buttonwood Avenue
Lafayette Avenue
Phase I
Phase II
Phase I
Phase II
Existing Medical Office & Surface Parking
Lot 36
Lots 6-8
N
Gyrodyne
Company Of America
Cortlandt | Phase I Plan
Cameron Engineering
& Associates, LLP

Development Program - Phase I

Item	Total
Medical Office	28,000 GSF
Retail/Restaurant	16,000 GSF
Residential	176 Units
On-Grade Covered Parking	190 Spaces
On-Site Surface Parking	72 Spaces
Existing On-Site Surface Parking Adjacent to Ex. Medical Office	105 Spaces
Total Parking	367 Spaces